Exhibit 99.1

Exhibit 99.1

Third Quarter 2014

Investor Call

November 4, 2014

Oncor Electric Delivery

Forward Looking Statements

This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts and any adverse impacts on us as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. and certain of its subsidiaries; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

Regulation G

This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.

Oncor Electric Delivery 1

3rd Quarter 2014 Investor Call Agenda

Financial Overview David Davis

Chief Financial Officer

Operational Review Bob Shapard

Chairman and CEO

Q&A

Oncor Electric Delivery

2

Residential and Large C&I1 Revenue Statistics

Residential Points of Delivery

Q32 ‘13 vs. Q3 ‘14; thousands of meters

2,783 2,822 1.4%

At 9/30/2013 At 9/30/2014

Residential GWH, Actual3

Q3 ‘13 vs. Q3 ‘14

14,232 13,380

6.0%

Q3 ‘13 Q3 ‘14

Large C&I Actual MW Demand (Average)

Q3 ‘13 vs. Q3 ‘14

0.1%

17,112 17,127

Q3 ‘13 Q3 ‘14

Large C&I GWH, Actual3

Q3 ‘13 vs. Q3 ‘14

19,612 19,669 0.3%

Q3 ‘13 Q3 ‘14

1	Commercial & Industrial
2	Three months ended September 30
3	Prior period adjusted for billing day variation

Oncor Electric Delivery

3

Summary Of Financial Results1

Adjusted Operating Revenues

Q32 ‘13 vs. Q3 ‘14; $ millions

1,014

922

214

162

5.3%

760 800

Q3 ‘13 Q3 ‘14

Revenues to pass-through expenses

Revenues contributing to earnings

1 See Appendix for Reg G reconciliations and definitions of adjusted financial metrics. 2 Unless otherwise indicated, Q3 reflects three months ended September 30.

Adjusted Operating Revenue Increase

Q3 ‘13 vs. Q3 ‘14; $ millions

Revenues contributing to earnings: $ millions

Distribution base revenue (12)

Transmission base revenue (TCOS):

Billed to 3rd party wholesale customers 21

Billed to Oncor Distribution, collected

from REPs through TCRF 10

Total transmission base revenue (TCOS) 31

Miscellaneous revenues—energy

efficiency performance bonus 22

Advanced metering system (1)

Total revenues contributing to earnings 40

Revenues to pass-through expenses:

Energy efficiency and rate case

expense surcharges 5

3rd party wholesale transmission

service billed to Oncor Distribution

(ie remaining TCRF revenue) 47

Total revenues to pass-through expense 52

Total adjusted operating revenue increase 92

Oncor Electric Delivery

4

Summary Of Financial Results1 cont.

Adjusted EBITDA

Q32 ‘13 vs. Q3 ‘14 and TME2 ‘13 vs. TME ‘14;

1,827

$ millions 1,693 7.9%

5.3%

507 534

Q3 ‘13 Q3 ‘14 TME ‘13 TME ‘14

Adjusted Net Income

Q3 ‘13 vs. Q3 ‘14; $ millions

6.9%

154

144

Q3 ‘13 Q3 ‘14

Adjusted Operating Cash Flow

Q3 ‘13 vs. Q3 ‘14; $ millions

6.7%

406 433

Q3 ‘13 Q3 ‘14

1	See Appendix for Reg G reconciliations and definitions of adjusted financial metrics.

2 Unless otherwise indicated, Q3 reflects three months ended September 30 and TME reflects the twelve months ended September 30.

Oncor Electric Delivery

5

Ample Liquidity And Stable Credit Metrics

Secured Revolving Credit Facility1

Balances at September 30, 2014; $ millions

2,400 (727)

1,673 17 1,690

Revolver Capacity Borrowings and Letters of Credit Effective Remaining Capacity Cash Total Available Liquidity

Adjusted EBITDA2/Cash Interest

TME3 ‘13 vs. TME’14; Ratio

5.0x 5.3x

TME’13 TME’14

Debt/Adjusted EBITDA

TME’13 vs. TME’14; Ratio

3.6x 3.4x

TME’13 TME’14

1	Oncor’s $2.4 billion revolving credit facility matures in 2016.
2	See Appendix for Reg G reconciliation and definition.
3	TME – Twelve Months Ended.

Oncor Electric Delivery

6

3rd Quarter 2014 Investor Call Agenda

Financial Overview David Davis

Chief Financial Officer

Operational Review Bob Shapard

Chairman and CEO

Q&A

Oncor Electric Delivery

7

Appendix—

Regulation G Reconciliations and Supplemental Data

Oncor Electric Delivery

8

Financial Definitions

Measure Definition

Adjusted Operating Revenues (non-GAAP) Oncor operating revenues, less operating revenues of Oncor Electric Delivery

Transition Bond Company LLC (BondCo)

Adjusted Net Income (non-GAAP) Oncor net income, less effects of purchase accounting, tax audit settlement and net income of BondCo

Adjusted Operating Cash Flow (non-GAAP) Oncor cash provided by operating activities, less BondCo cash provided by operating activities

Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo

Total Debt (GAAP) Oncor long-term debt (including current portion) plus bank loans

Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. Also adjusted for the effect of the SARs exercise and regulatory asset write off reversal, where applicable. EBITDA is a measure used by Oncor to assess performance.

Adjusted EBITDA (non-GAAP)

Total debt less transition bonds divided by Adjusted EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. Debt/Adjusted EBITDA (non-GAAP)

Adjusted EBITDA/Cash Interest (non-GAAP) Adjusted EBITDA divided by cash interest expense is a measure used by

Oncor to assess credit quality.

Oncor Electric Delivery

Table 1: Oncor Adjusted Operating Revenues Reconciliation

Three Months Ended September 30, ‘13 and ‘14 $ millions

Q3 ‘13 Q3 ‘14

Operating revenues – Oncor 966 1,054

Adjustments: Operating revenues – BondCo (44) (40)

Adjusted operating revenues, excluding BondCo 922 1,014

Oncor Electric Delivery

Table 2: Oncor Adjusted EBITDA Reconciliation

Three Months Ended September 30, ‘13 and ‘14 $ millions

Q3 ‘13 Q3 ‘14

Net income – Oncor 146 158

Plus: Depreciation & amortization – Oncor 207 218

Provision in lieu of income taxes – Oncor 94 98

Interest expense – Oncor 94 89

Equals: EBITDA – Oncor 541 563

Adjustments: Net income – BondCo — -

Depreciation & amortization – BondCo (38) (37)

Interest expense – BondCo (5) (3)

Effects of fair value accounting (pre tax) (4) (3)

Regulatory asset amortization in O&M expense 13 14

Oncor Adjusted EBITDA, excluding BondCo 507 534

Oncor Electric Delivery

Table 3: Oncor Adjusted EBITDA Reconciliation

Twelve Months Ended September 30, ‘13 and ‘14 $ millions

TME ‘13 TME ‘14

Net income – Oncor 357 458

Plus: Depreciation & amortization – Oncor 802 844

Provision in lieu of income taxes – Oncor 212 280

Interest expense – Oncor 378 354

Equals: EBITDA – Oncor 1,749 1,936

Adjustments: Net income – BondCo — -

Depreciation & amortization – BondCo (124) (131)

Interest expense – BondCo (22) (15)

Effects of fair value accounting (pre tax) (19) (13)

Regulatory asset write off reversal (pre tax) — (4)

Regulatory asset amortization in O&M expense 52 54

SARs distribution (pre tax) 57 -

Oncor Adjusted EBITDA, excluding BondCo 1,693 1,827

Oncor Electric Delivery

Table 4: Oncor Adjusted Net Income Reconciliation

Three Months Ended September 30, ‘13 and ‘14 $ millions

Q3 ‘13 Q3 ‘14

Net income – Oncor 146 158

Adjustments: Effects of purchase accounting (after tax) (2) (2)

Tax audit settlement (after tax) — (2)

BondCo net income — -

Adjusted net income, excluding BondCo 144 154

Oncor Electric Delivery

Table 5: Oncor Adjusted Operating Cash Flow Reconciliation

Three Months Ended September 30, ‘13 and ‘14 $ millions

Q3 ‘13 Q3 ’14

Operating cash flow – Oncor 444 474

Adjustments: Operating cash flow – BondCo (38) (41)

Adjusted operating cash flow, excluding BondCo 406 433

Oncor Electric Delivery

Table 6: Oncor Total Debt Reconciliation

At September 30, ‘13 and ‘14

$ millions

‘13 ‘14

Short-term debt- Oncor 860 720

Long-term debt due currently – Oncor 129 636

Long-term debt, less due currently – Oncor 5,422 5,041

Total debt – Oncor, including BondCo 6,411 6,397

Adjustments: Long-term debt due currently – BondCo (129) (136)

Long-term debt, less due currently – BondCo (222) (86)

Fair value adjustment – BondCo 1 -

Total Oncor debt, excluding BondCo 6,061 6,175

Oncor Electric Delivery

Table 7: Oncor Interest And Debt Coverages

Twelve Months Ended September 30, ‘13 and ‘14 $ millions

TME ‘13 TME ‘14 Ref Source

Interest expense and related charges – Oncor 378 354

Amortization of debt discount – Oncor (28) (2)

AFUDC – Oncor 11 5

Cash interest expense – Oncor 361 357

Less: Interest expense – BondCo (22) (15)

Cash interest expense, excluding BondCo 339 342 A

EBITDA, excluding BondCo 1,693 1,827 B Table 3

Total debt, excluding BondCo 6,061 6,175 C Table 6

EBITDA/cash interest – ratio (B / A) 5.0x 5.3x

Debt/EBITDA – ratio (C / B) 3.6x 3.4x

Oncor Electric Delivery